Exhibit 99.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

I, Gregory A. Wells, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          To the best of my knowledge and belief, the annual report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2003, by NTS-Properties VI, a Maryland Limited Partnership and to which this certification is appended (the "Periodic Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of NTS- Properties VI, a Maryland Limited Partnership.

          A signed original of this written statement required by Section 906 has been provided to NTS-Properties VI, a Maryland Limited Partnership and will be retained by NTS-Properties VI, a Maryland Limited Partnership and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Gregory A. Wells

Chief Financial Officer of NTS Capital Corporation,
General Partner of NTS-Properties Associates VI,
General Partner of NTS-Properties VI, a Maryland Limited Partnership